UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 2, 2019
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)
1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On May 2, 2019, Vista Gold Corp. (the “Corporation’) held its annual general and special meeting of shareholders at Suite 1200, 200 Burrard Street, Vancouver, British Columbia at 10:00 a.m. (Vancouver time).  A total of 70,930,518 common shares in the capital of the Company (“Common Shares”) were represented at the meeting, being 70.72% of the Common Shares issued and outstanding on the record date for the meeting.

Detailed results for the ballot votes are as follows:

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
John M. Clark	31,194,170	584,134	39,152,214
Frederick H. Earnest	31,200,170	578,134	39,152,214
W. Durand Eppler	31,172,799	605,505	39,152,214
Deborah J. Friedman	31,161,510	616,794	39,152,214
C. Thomas Ogryzlo	31,155,029	623,275	39,152,214
Michael B. Richings	30,967,519	810,785	39,152,214
Tracy A. Stevenson	31,185,840	592,464	39,152,214

Proposal	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Approve Appointment of Plante & Moran, PLLC	69,275,269	1,655,249	0	0
Advisory Vote on Executive Compensation	30,489,271	866,980	422,053	39,152,214
Approve Amendments to Long Term Equity Incentive Plan	30,553,907	925,934	298,463	39,152,214
Approve Unallocated Awards under the Long Term Equity Incentive Plan	30,215,764	1,171,988	390,552	39,152,214
Approve Deferred Share Unit Plan	30,484,999	943,840	349,465	39,152,214

All nominees for election to the Corporation’s Board of Directors were elected to the Board of Directors and will serve until the Corporation’s 2020 annual meeting of shareholders or until successors are duly elected and qualified.  In addition, at the Meeting, shareholders appointed Plante & Moran, PLLC as auditors of the Company and passed ordinary resolutions to approve: on an advisory basis, the compensation of the Corporation’s Named Executive Officers; amendments to the Corporation’s Long Term Incentive Plan; all unallocated awards under the Corporation’s Long Term Incentive Plan; and the adoption of a deferred share unit plan.

Item 7.01  Regulation FD

On May 2, 2019, the Registrant issued a press release announcing the voting results from its Annual General Meeting of shareholders held on Thursday, May 2, 2019 in Vancouver, British Columbia.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1 Press Release dated May 2, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: May 8, 2019	By: /s/John F. Engele John F. Engele Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description
99.1         Press Release dated May 2, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.